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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB Number: 3235-0060 Expires: October 31, 2005 Estimated average burden hours per response 15.00

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2003

Fischer Imaging Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19386	36-2756787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12300 North Grant Street, Denver, CO 80241 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 452-6800

n/a
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

Number	Description
99.1	Press release dated April 1, 2003, "Fischer Imaging Will Delay Filing of 2002 Annual Report on Form 10-K"

Item 12. Disclosure of Results of Operations and Financial Condition.

        On April 1, 2003, Fischer Imaging Corporation announced a delay in the filing of its Report on Form 10-K for the year ended December 31, 2002 and that the Company believes it will be necessary to restate its financial statements for the first three quarters of 2002 and the years ended December 31, 2001 and 2000. The information contained in the press release dated April 1, 2003 regarding the delay and restatement is incorporated herein by reference and is filed as exhibit 99.1 hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION (Registrant)
April 3, 2003 Date	By:	/s/ STEPHEN G. BURKE (Signature)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated April 1, 2003, "Fischer Imaging Will Delay Filing of 2002 Annual Report on Form 10-K"

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  Item 7. Financial Statements and Exhibits.
  Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS